[LOGO]




                      JAMES C. EDWARDS EQUITY MASTERS FUND
--------------------------------------------------------------------------------



                                 ANNUAL REPORT


















--------------------------------------------------------------------------------
                                   Year Ended
                                 March 31, 2001

                      JAMES C. EDWARDS EQUITY MASTERS FUND

                                                                  March 31, 2001

Re: The James C. Edwards Equity Masters Fund

Dear Shareholders:

James C. Edwards & Company is pleased to submit our second annual report on the James C. Edwards Equity Masters Fund for the fiscal year ending March 31, 2001.

Since inception on March 31, 1999, the Fund has recorded an average annual return of 3.73% versus -3.89% for the S&P 500 (w/dividends). For the year ending March 31, 2001, the Fund lost 13.71% versus a decline of 21.68% for the S&P 500 Index. Although relative returns do not offer a great deal of comfort in this kind of an environment, it was somewhat consoling that the Fund's performance ranked 20th for the past year out of 405 funds in its class according to Lipper, placing it in the top 5% of all Multi-Cap Growth Funds.

It is interesting to look back and see what we were facing one year ago. At that time, the story was the perceived divergence between the "old" and the "new" economy. The new economy stocks that in many cases were still years from ever hoping to make a profit were starting to tumble from their implausible valuations. The old economy stocks with a history of consistent revenues and profits rallied as investors looked for a safer and perhaps more rational haven within the equity markets. Fearing an overheated economy, the Fed was in the process of raising rates to cool things down. Higher rates combined with rising energy prices and a weak Euro started to have an effect on American consumers who had little savings, heavy debt and an unrealistic expectation that 20%+ future stock market returns would bail them out. As the year wore on, the technology-fueled capital spending boom started running out of gas. The chief victims were the producers of computing and telecommunications gear where orders plummeted, leaving a glut of unsold inventory in the pipeline. Companies that had accelerated spending ahead of Y2K found that they could put off new purchases in light of the slowing economy. This situation was exacerbated by the glut of servers and computers that hit the market from failed dot-com companies.

In the stock market, there was a fierce rotation away from the Internet and technology names towards those sectors whose valuations appeared less extreme. The Fund benefited by its positions in such companies as Cardinal Health, CVS, XL Capital, American Italian Pasta, Eli Lilly and Wells Fargo. At the same time, it did take hits in a number of technology related issues, but we were able to pare back such holdings as Sun Microsystems, Corning and EMC at favorable prices.

The top ten holdings of the Fund on March 31, 2001 were:

1. American International Group         2. Omnicom
------------------------------------------------------------
3. USA Networks                         4. Dell Computer
------------------------------------------------------------
5. Pfizer                               6. AptarGroup
------------------------------------------------------------
7. First Union                          8. Cardinal Health
------------------------------------------------------------
9. CVS                                  10. Staples
------------------------------------------------------------

While it remains unclear whether the economy as a whole is in a recession, there is little doubt that business capital spending is in the midst of a sharp and painful downturn. While time will, in due course, correct many of the inventory problems, the immediate result is sharply lower sales and earnings in the affected industries accompanied by massive layoffs. The real question is whether this distress will meaningfully impact the larger economy and precipitate a contraction in consumer spending which would almost assuredly lead to a full-blown recession. In any event, the outlook at best would seem to be for several quarters of sluggish growth. Not surprisingly, the stock market has pulled back in response to increasingly wary economic and corporate forecasts. Still, with inflation relatively benign, unemployment still historically very low, and interest rates falling, the risk/reward ratio for holding stocks has improved dramatically over the last year. On an individual basis, many quality companies that have been out of reach for quite some time from a "reasonable price" perspective have finally come back on the radar. It is times of pessimism and uncertainty that create some of the best investment opportunities, and we plan to take advantage of this with our cautious, but opportunistic approach.

We truly appreciate your investment in the James C. Edwards Equity Masters Fund. Please do not hesitate to call me at our offices if you have any questions about the firm, or the Fund. Our number is (212) 319-8488. Also, as a reminder, you can obtain information about your investment in the Fund through our website at www.jcedwards.com.

Sincerely,

/S/ BART A. JOHNSTON
--------------------
Bart A. Johnston
Portfolio Manager

--------------------------------------------------------------------------------
Past performance is no guarantee of future performance. Share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. For more information on the Fund, please read the Fund's prospectus which can be obtained either from the Fund's website at www.jcedwards.com or by phoning (800) 282-2340.

Lipper rankings are based on total return, which does not take into account sales charges, if any. Total return identifies the return of the Fund taking into consideration changes in the net asset value, accumulation and reinvestment of dividends and the compounding factor over time. During the ranking period, the investment advisor for the Fund waived its advisory fees and reimbursed the Fund for some of its operating expenses.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

JAMES C. EDWARDS EQUITY MASTERS FUND
Value of $10,000 vs S&P 500 Index


                          Average Annual Total Return
                          Period Ended March 31, 2001


                1 Year .............................. (13.71%)
                Since Inception (3/31/99)............   3.73%




                                  J C. EDWARDS

                                  ------------------------
                                         Fund         S&P
                                  ------------------------
                           3/31/99      10,000      10,000
                           6/30/99      10,310      10,706
                           9/30/99       9,400      10,037
                          12/31/99      11,740      11,529
                           3/31/00      12,470      11,793
                           6/30/00      12,810      11,480
                           9/30/00      12,900      11,368
                          12/31/00      12,181      10,479
                           3/31/01      10,761       9,236





Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.

the S&P 500 Index is unmanaged and returns include reinvested dividends.


                      JAMES C. EDWARDS EQUITY MASTERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2001

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS: 73.7%
ADVERTISING: 5.6%
   1,200      Omnicom Group, Inc.                                       $ 99,456
   1,900      TMP Worldwide, Inc.*                                        71,369
                                                                        --------
                                                                         170,825
                                                                        --------

BANKS: 5.0%
   2,400      First Union Corp.                                           79,200
   1,500      Wells Fargo & Co.                                           74,205
                                                                        --------
                                                                         153,405
                                                                        --------

CABLE TELEVISION: 5.3%
   3,400      General Motors Corp. - Class H*                             66,300
   4,000      USA Networks, Inc.*                                         95,750
                                                                        --------
                                                                         162,050
                                                                        --------

COMMERCIAL SERVICES: 2.3%
   2,000      Convergys Corp.*                                            72,140
                                                                        --------

COMPUTERS: 5.6%
   3,600      Dell Computer Corp.*                                        92,475
   1,000      EMC Corp./Mass*                                             29,400
      36      McData Corp.*                                                  679
   3,200      Sun Microsystems, Inc.*                                     49,184
                                                                        --------
                                                                         171,738
                                                                        --------

DRUGS & PHARMACEUTICALS: 8.4%
   1,200      American Home Products Corp.                                70,500
     400      Lilly (Eli) & Co.                                           30,664
   1,700      Novartis A.G., ADR                                          66,861
   2,200      Pfizer, Inc.                                                90,090
                                                                        --------
                                                                         258,115
                                                                        --------

FINANCIAL SERVICES: 1.7%
   1,000      Morgan Stanley Dean Witter & Co.                            53,500
                                                                        --------

FOOD: 1.6%
   1,500      American Italian Pasta Co.- Class A*                        48,000
                                                                        --------
IDENTIFICATION SYSTEMS/DEVICES: 1.7%
   1,500      Symbol Technologies, Inc.                                   52,350
                                                                        --------

INSURANCE: 4.8%
   1,350      American International Group, Inc.                         108,675
     500      XL Capital Ltd.                                             38,035
                                                                        --------
                                                                         146,710
                                                                        --------
Shares                                                                  Value
--------------------------------------------------------------------------------

MANUFACTURING - DIVERSIFIED: 6.1%
   2,700      AptarGroup, Inc.                                          $ 82,269
   1,500      Corning, Inc.                                               31,035
     700      Minnesota Mining & Manufacturing Co.                        72,730
                                                                        --------
                                                                         186,034
                                                                        --------

MEDICAL - WHOLESALE DRUG DISTRIBUTION: 2.5%
     800      Cardinal Health, Inc.                                       77,400
                                                                        --------

OIL - FIELD SERVICES: 1.1%
     900      Halliburton Co.                                             33,075
                                                                        --------

RETAIL: 6.1%
   1,300      CVS Corp.                                                   76,037
   5,100      Staples, Inc.*                                              75,863
   1,000      Target Corp.                                                36,080
                                                                        --------
                                                                         187,980
                                                                        --------

SEMICONDUCTORS: 2.0%
   2,000      Texas Instruments, Inc.                                     61,960
                                                                        --------

TELECOMMUNICATIONS - EQUIPMENT: 4.8%
   5,600      ADC Telecommunications, Inc.*                               47,600
   3,300      Motorola, Inc.                                              47,058
   3,000      Plantronics, Inc.*                                          53,310
                                                                        --------
                                                                         147,968
                                                                        --------

TELECOMMUNICATIONS - SERVICES: 6.7%
     800      ALLTEL Corp.                                                41,968
   2,000      Qwest Communications International*                         70,100
     945      Telefonica S.A., ADR                                        45,243
     600      Telesp - Telecomunicacoes de Sao Paulo S.A.                  8,886
   2,150      Worldcom, Inc.*                                             40,178
                                                                        --------
                                                                         206,375
                                                                        --------

TRANSPORTATION - SERVICES: 2.4%
   1,300      United Parcel Service, Inc.                                 73,970
                                                                        --------

TOTAL COMMON STOCKS
              (cost $2,334,755)                                        2,263,595
                                                                       ---------

See accompanying Notes to Financial Statements.

4



                      JAMES C. EDWARDS EQUITY MASTERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2001

Principal                                                               Value
Amount
--------------------------------------------------------------------------------



SHORT-TERM INVESTMENT: 26.8%
MONEY MARKET INVESTMENT: 26.8%
$821,924      Firstar Stellar Treasury Fund
              (cost $821,924)                                           $821,924
                                                                        --------

TOTAL INVESTMENTS IN SECURITIES
              (cost $3,156,679+):  100.5%                             3,085,519
              Liabilities in excess of
              Other Assets:  (0.5)%                                     (14,274)
                                                                    -----------
NET ASSETS: 100.0%                                                  $ 3,071,245
                                                                    ===========

*Non-income producing security.

+At March 31, 2001, the basis of investments for
federal income tax purposes was the same as their
cost for financial reporting purposes. Unrealized
appreciation and depreciation were as follows:
Gross unrealized appreciation                                         $ 309,371
Gross unrealized depreciation                                          (380,531)
                                                                      ---------
Net unrealized depreciation                                           $ (71,160)
                                                                      =========





See accompanying Notes to Financial Statements.




                      JAMES C. EDWARDS EQUITY MASTERS FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2001

ASSETS

Investments in securities, at value (cost $3,156,679) .............   $ 3,085,519
Receivables:
                Due from advisor ..................................         6,393
                Dividends and interest ............................         3,867
                                                                      -----------
                        Total assets ..............................     3,095,779
                                                                      -----------

LIABILITIES
Payables:
        Administration fees .......................................         2,713
        Distribution to shareholders ..............................            21
Accrued expenses ..................................................        21,800
                                                                      -----------
                Total liabilities .................................        24,534
                                                                      -----------

NET ASSETS ........................................................   $ 3,071,245
                                                                      ===========

Net asset value, offering and redemption price per share
        ($3,071,245/289,363 shares outstanding; unlimited number of
        shares authorized without par value)                               $10.61
                                                                      ===========

COMPONENTS OF NET ASSETS
Paid-in capital ...................................................   $ 3,128,460
Accumulated net realized gain on investments ......................        13,945
Net unrealized depreciation on investments ........................       (71,160)
                                                                      -----------
                Net assets ........................................   $ 3,071,245
                                                                      ===========




See accompanying Notes to Financial Statements.



                      JAMES C. EDWARDS EQUITY MASTERS FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2001

INVESTMENT INCOME

Income
        Dividends ..................................................   $  15,889
        Interest ...................................................      24,188
                                                                       ---------
                Total income .......................................      40,077
                                                                       ---------

Expenses
        Administration fees ........................................      30,000
        Advisory fees ..............................................      22,348
        Fund accounting fees .......................................      16,404
        Audit fees .................................................      15,524
        Transfer agent fees ........................................      11,515
        Reports to shareholders ....................................       9,311
        Legal fees .................................................       4,222
        Custody fees ...............................................       3,967
        Trustee fees ...............................................       3,695
        Registration fees ..........................................       2,766
        Miscellaneous ..............................................       2,347
        Insurance expense ..........................................         519
                                                                       ---------
                Total expenses .....................................     122,618
                Less: fees waived and expenses absorbed ............     (77,922)
                                                                       ---------
                Net expenses .......................................      44,696
                                                                       ---------
                        Net investment loss ........................      (4,619)
                                                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments ...................................      13,965
Net unrealized depreciation on investments .........................    (455,787)
                                                                       ---------
        Net realized and unrealized loss on investments ............    (441,822)
                                                                       ---------
                Net decrease in net assets resulting from operations   $(446,441)
                                                                       =========



See accompanying Notes to Financial Statements.



                      JAMES C. EDWARDS EQUITY MASTERS FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                          Year Ended      Year Ended
                                                           March 31,       March 31,
                                                             2001            2000*
-------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment income (loss) ..........................   $    (4,619)   $     7,649
Net realized gain on investments ......................        13,965         36,928
Net unrealized appreciation (depreciation)
        on investments ................................      (455,787)       384,627
                                                          -----------    -----------

        Net increase (decrease) in net assets resulting
                from operations .......................      (446,441)       429,204
                                                          -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ............................        (7,649)          --
From net realized gain ................................       (36,948)          --
                                                          -----------    -----------

                Total distributions to shareholders ...       (44,597)          --
                                                          -----------    -----------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
        in outstanding shares (a) .....................     1,052,143      2,080,936
                                                          -----------    -----------

                Total increase in net assets ..........       561,105      2,510,140
NET ASSETS
        Beginning of year .............................     2,510,140           --
                                                          -----------    -----------

        End of year ...................................   $ 3,071,245    $ 2,510,140
                                                          ===========    ===========

Accumulated net investment income .....................          --      $     7,649
                                                          ===========    ===========


(a) A summary of capital share transactions is as follows:

                                        Year Ended                Year Ended
                                      March 31, 2001            March 31, 2000*
                                    ------------------         -----------------
                                    Shares       Value         Shares      Value
                                    ------       -----         ------      -----


Shares sold .................       89,909    $1,073,018      201,345   $2,080,936
Shares issued in reinvestment
        of distributions ....        3,680        44,417         --           --
Shares redeemed .............       (5,572)      (65,292)        --           --
                                   --------   ----------      -------   ----------
Net increase ................       88,017    $1,052,143      201,345   $2,080,936
                                   ========   ==========      =======   ==========

* Fund commenced operations on March 31, 1999.

See accompanying Notes to Financial Statements.


                      JAMES C. EDWARDS EQUITY MASTERS FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                          Year Ended  Year Ended
                                                           March 31,   March 31,
                                                              2001        2000*
--------------------------------------------------------------------------------

Net asset value, beginning of year .......................   $ 12.47  $   10.00

Income from investment operations:
        Net investment income (loss) .....................     (0.03)      0.04
        Net realized and unrealized
gain (loss) on investments ...............................     (1.66)      2.43

Total from investment operations .........................     (1.69)      2.47

Less distributions:
        From net investment income .......................     (0.03)   --
        From net realized gain ...........................     (0.14)   --

Total distribution .......................................     (0.17)   --

Net asset value, end of year .............................   $ 10.61  $   12.47


Total return .............................................    (13.71)%    24.70%
Ratios/supplemental data:
Net assets, end of year (millions)                              $3.1       $2.5

Ratio of expenses to average net assets:
        Before fees waived and expenses absorbed .........      4.10%      6.36%
        After fees waived and expenses absorbed ..........      1.50%      1.50%
Ratio of net investment loss to average net assets:
        Before fees waived and expenses absorbed .........     (2.76%)    (4.40%)
        After fees waived and expenses absorbed ..........     (0.16%)     0.46%
        Portfolio turnover rate ..........................     39.93%     42.80%

* Fund commenced operations on March 31, 1999.





See accompanying Notes to Financial Statements.

                      JAMES C. EDWARDS EQUITY MASTERS FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

        The James C. Edwards Equity Masters Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on March 31, 1999. The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

        A. Securities Valuation. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

        B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

        C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

        D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

JAMES C. EDWARDS EQUITY MASTERS FUND

        E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2001, the Fund decreased paid-in capital by $4,637 due to the Fund experiencing a net investment loss during the year. Net realized loss and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

        James C. Edwards & Co., Inc. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended March 31, 2001, the Fund incurred $22,348 in advisory fees.

        The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 1.50%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended March 31, 2001, the Advisor waived fees of $22,348 and absorbed expenses of $55,574. At March 31, 2001, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund was $158,428.

        The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

                      JAMES C. EDWARDS EQUITY MASTERS FUND

        Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

        Assets                         Fee or Fee Rate
        ------                         ---------------

        Less than $15 million          $30,000
        $15 to $50 million             0.20% of average daily net assets
        $50 to $100 million            0.15% of average daily net assets
        $100 to $200 million           0.10% of average daily net assets
        $200 million and above         0.05% of average daily net assets

        For the year ended March 31, 2001, the Fund incurred $30,000 in administration fees.

        First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator and receives no compensation for its services.

        Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION PLAN

        The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended March 31, 2001, was $1,573,313 and $1,020,794, respectively.

                      JAMES C. EDWARDS EQUITY MASTERS FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders of
James C. Edwards Equity Masters Fund
The Board of Trustees of
Professionally Managed Portfolios

        We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of James C. Edwards Equity Masters Fund, a series of Professionally Managed Portfolios, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of James C. Edwards Equity Masters Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
April 12, 2001

--------------------------------------------------------------------------------

                                    Advisor
                          JAMES C. EDWARDS & CO., INC.
                         570 Lexington Ave., 29th Floor
                               New York, NY 10022
                                 (212) 319-8490
                               www.jcedwards.com

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Road, Suite 261E
                               Phoenix, AZ 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                              Cincinnati, OH 45201

                    Transfer Agent Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                 P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                              Independent Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

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This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.



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